                                  EXHIBIT 10.4



================================================================================






                                CREDIT AGREEMENT

                                  BY AND AMONG



                         PRIMEDEX HEALTH SYSTEMS, INC.,

                                   AS PARENT,


              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                  AS BORROWERS,

                                       AND



                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                           WELLS FARGO FOOTHILL, INC.

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT



                           DATED AS OF JULY [ ], 2004

================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1.       DEFINITIONS AND CONSTRUCTION..........................................1

         1.1      Definitions..................................................1

         1.2      Accounting Terms.............................................1

         1.3      Code.........................................................1

         1.4      Construction.................................................1

         1.5      Schedules and Exhibits.......................................2

2.       LOAN AND TERMS OF PAYMENT.............................................2

         2.1      Revolver Advances............................................2

         2.2      Term Loan....................................................3

         2.3      Borrowing Procedures and Settlements.........................3

         2.4      Payments.....................................................8

         2.5      Overadvances................................................11

         2.6      Interest Rates and Letter of Credit Fee:  Rates, Payments,
                  and Calculations............................................11

         2.7      Cash Management.............................................12

         2.8      Crediting Payments;.........................................14

         2.9      Designated Account..........................................14

         2.10     Maintenance of Loan Account; Statements of Obligations......14

         2.11     Fees........................................................15

         2.12     Letters of Credit...........................................15

         2.13     LIBOR Option................................................18

         2.14     Capital Requirements........................................20

         2.15     Joint and Several Liability of Borrowers....................20

3.       CONDITIONS; TERM OF AGREEMENT........................................23

         3.1      Conditions Precedent to the Initial Extension of Credit.....23

         3.2      Conditions Precedent to all Extensions of Credit............23

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)

                                                                            Page
                                                                            ----

         3.3      Term........................................................23

         3.4      Effect of Termination.......................................24

         3.5      Early Termination by Borrowers..............................24

4.       REPRESENTATIONS AND WARRANTIES.......................................25

         4.1      No Encumbrances.............................................25

         4.2      Eligible Accounts...........................................25

         4.3      [Intentionally Omitted].....................................25

         4.4      Equipment...................................................25

         4.5      Location of Equipment.......................................25

         4.7 State of Incorporation; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort
                  Claims......................................................26

         4.8      Due Organization and Qualification; Subsidiaries............26

         4.9      Due Authorization; No Conflict..............................26

         4.10     Litigation..................................................28

         4.11     No Material Adverse Change..................................28

         4.12     Fraudulent Transfer.........................................28

         4.13     Employee Benefits...........................................29

         4.14     Environmental Condition.....................................29

         4.15     Intellectual Property.......................................29

         4.16     Leases......................................................29

         4.17     Deposit Accounts and Securities Accounts....................29

         4.18     Complete Disclosure.........................................29

         4.19     Indebtedness................................................30

         4.20     Restructuring Documents.....................................30

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

         4.21     Permits, Etc................................................30

         4.22     Material Contracts..........................................30

         4.23     Management Agreements.......................................31

         4.24     Third Party Payors..........................................31

         4.25     Indenture Documents.........................................32

         4.26     Compliance with Healthcare Laws and Regulations.............32

         4.27     Other Healthcare Regulatory Matters.........................34

         4.28     HIPAA Compliance............................................34

         4.29     Non-Material Subsidiaries...................................35

         4.30     DVI Revolver................................................35

5.       AFFIRMATIVE COVENANTS................................................35

         5.1      Accounting System...........................................35

         5.2      Collateral Reporting........................................35

         5.3      Financial Statements, Reports, Certificates.................36

         5.4      Guarantor Reports...........................................36

         5.5      Inspection..................................................36

         5.6      Maintenance of Properties...................................36

         5.7      Taxes.......................................................36

         5.8      Insurance...................................................36

         5.9      Location of Equipment.......................................37

         5.10     Compliance with Laws........................................37

         5.11     Leases......................................................37

         5.12     Existence...................................................38

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

         5.13     Environmental...............................................38

         5.14     Disclosure Updates..........................................38

         5.16     Formation of Subsidiaries...................................38

         5.17     Material Documents..........................................39

         5.18     Obtaining of Permits, Etc...................................39

         5.19     Compliance with Management Agreements.......................39

         5.20     Accreditation and Licensing.................................39

6.       NEGATIVE COVENANTS...................................................40

         6.1      Indebtedness................................................40

         6.2      Liens.......................................................41

         6.3      Restrictions on Fundamental Changes.........................41

         6.4      Disposal of Assets..........................................41

         6.5      Change Name.................................................41

         6.6      Nature of Business..........................................41

         6.7      Prepayments and Amendments..................................41

         6.8      [Intentionally Omitted].....................................42

         6.9      Consignments................................................42

         6.10     Distributions...............................................42

         6.11     Accounting Methods..........................................42

         6.12     Investments.................................................43

         6.13     Transactions with Affiliates................................43

         6.14     Use of Proceeds.............................................43

         6.15     Inventory and Equipment with Bailees........................43

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

         6.16     Financial Covenants.........................................43

         6.17     Non-Material Subsidiaries...................................47

         6.18     DVI Revolver Agreement......................................47

7.       EVENTS OF DEFAULT....................................................47

8.       THE LENDER GROUP'S RIGHTS AND REMEDIES...............................48

         8.1      Rights and Remedies.........................................48

         8.2      Remedies Cumulative.........................................49

         8.3      Court Order With Respect to Governmental Account Debtor.....49

9.       TAXES AND EXPENSES...................................................49

10.      WAIVERS; INDEMNIFICATION.............................................49

         10.1     Demand; Protest; etc........................................49

         10.2     The Lender Group's Liability for Borrower Collateral........50

         10.3     Indemnification.............................................50

11.      NOTICES..............................................................50

12.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER...........................52

13.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS...........................52

         13.1     Assignments and Participations..............................52

         13.2     Successors..................................................55

14.      AMENDMENTS; WAIVERS..................................................55

         14.1     Amendments and Waivers......................................55

         14.2     Replacement of Holdout Lender...............................56

         14.3     No Waivers; Cumulative Remedies.............................56

15.      AGENT; THE LENDER GROUP..............................................57

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

         15.1     Appointment and Authorization of Agent......................57

         15.2     Delegation of Duties........................................57

         15.3     Liability of Agent..........................................58

         15.4     Reliance by Agent...........................................58

         15.5     Notice of Default or Event of Default.......................58

         15.6     Credit Decision.............................................59

         15.7     Costs and Expenses; Indemnification.........................59

         15.8     Agent in Individual Capacity................................60

         15.9     Successor Agent.............................................60

         15.10    Lender in Individual Capacity...............................60

         15.11    Withholding Taxes...........................................61

         15.12    Collateral Matters..........................................63

         15.13    Restrictions on Actions by Lenders; Sharing of Payments.....63

         15.14    Agency for Perfection.......................................64

         15.15    Payments by Agent to the Lenders............................64

         15.16    Concerning the Collateral and Related Loan Documents........64

         15.17    Field Audits and Examination Reports; Confidentiality;
                  Disclaimers by Lenders; Other Reports and Information.......64

         15.18    Several Obligations; No Liability...........................65

         15.19    Bank Product Providers......................................66

16.      GENERAL PROVISIONS...................................................66

         16.1     Effectiveness...............................................66

         16.2     Section Headings............................................66

         16.3     Interpretation..............................................66

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)
                                                                            Page
                                                                            ----

         16.4     Severability of Provisions..................................66

         16.5     Counterparts; Electronic Execution..........................66

         16.6     Revival and Reinstatement of Obligations....................66

         16.7     Confidentiality.............................................67

         16.8     Integration.................................................67

         16.9     Beverly Radiology Medical Group III as Agent for Borrowers..67

                             EXHIBITS AND SCHEDULES

Exhibit A-1                         Form of Assignment and Acceptance
Exhibit B-1                         Form of Borrowing Base Certificate
Exhibit C-1                         Form of Compliance Certificate
Exhibit L-1                         Form of LIBOR Notice

Schedule A-1                        Agent's Account
Schedule C-1                        Commitments
Schedule D-1                        Designated Account
Schedule E-1                        Eligible Equipment
Schedule P-1                        Permitted Holders
Schedule P-2                        Permitted Liens
Schedule R-1                        Real Property Collateral
Schedule 1.1                        Definitions
Schedule 2.7(a)                     Cash Management Banks
Schedule 3.1                        Conditions Precedent
Schedule 4.5                        Locations of Equipment
Schedule 4.7(a)                     States of Organization
Schedule 4.7(b)                     Chief Executive Offices
Schedule 4.7(c)                     Organizational Identification Numbers
Schedule 4.7(d)                     Commercial Tort Claims
Schedule 4.8(b)                     Capitalization of Parent and Borrowers
Schedule 4.8(c)                     Capitalization of Parent's Subsidiaries
Schedule 4.10                       Litigation
Schedule 4.14                       Environmental Matters
Schedule 4.15                       Intellectual Property
Schedule 4.17                       Deposit Accounts and Securities Accounts
Schedule 4.19                       Permitted Indebtedness
Schedule 4.22.....                  Material Contracts
Schedule 4.26.....                  Compliance with Healthcare Regulations
Schedule 4.27 ....                  Other Healthcare Regulatory Matters
Schedule 5.2                        Collateral Reporting
Schedule 5.3                        Financial Statements, Reports, Certificates
Schedule 6.13.....                  Transactions with Affiliates

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "AGREEMENT"), is entered into as of July [ ], 2004, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "LENDERS"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "AGENT"), and PRIMEDEX HEALTH SYSTEMS, INC., a New York corporation ("PARENT"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as the "BORROWERS").

         The parties agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings specified therefor on SCHEDULE 1.1.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

         1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein, PROVIDED, HOWEVER, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern.

         1.4 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable

                  Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of this Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.       LOAN AND TERMS OF PAYMENT.

         2.1      REVOLVER ADVANCES.

         (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("ADVANCES") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal TO THE LESSER OF (i) the Maximum Revolver Amount LESS the Letter of Credit Usage, or
                  (ii) the Borrowing Base LESS the Letter of Credit Usage.

         (b) Notwithstanding anything to the contrary in this Agreement, in addition to Advances made pursuant to SECTION 2.1(a), during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make additional Advances ("OVERADVANCE SUBLINE ADVANCES") to Borrowers so long as (A) after giving effect to all such Advances, the Revolver Usage (inclusive of all extant Advances made pursuant to this SECTION 2.1(b)) does not exceed the Borrowing Base by more than (i) from and after the Closing Date until (but excluding) the date that is the earlier of October 1, 2005 and the Funding Date, if any, of the Term Loan, the LESSER of (x) $2,000,000 and (y) one-month of the average Capitation Receipts for the immediately preceding six-month period, and (ii) from and after the date that is the earlier of October 1, 2005 and the Funding Date, if any, of the Term Loan, the LESSER of (x) $1,000,000 and (y) one-month of the average Capitation Receipts for the immediately preceding six-month period; and (B) after giving effect to all such Advances, the Revolver Usage (inclusive of all extant Advances made pursuant to this SECTION 2.1(b)) does not exceed the Maximum Revolver Amount. Except as provided in this
                  SECTION 2.1(b) and in SECTION 2.6(a), Overadvance Subline Advances shall be subject to the same terms and conditions as any other Advance.

         (c) Anything to the contrary in this SECTION 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves (i) with respect to (A) sums that Borrowers are required to pay by any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have failed to pay, and (B) amounts owing by Borrowers or their Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for AD valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, and (ii) after the occurrence and during the continuance of an Event of Default, with respect to such other matters as Agent in its Permitted Discretion shall deem necessary or appropriate.

         (d) Notwithstanding anything to the contrary contained herein, no Lender shall make any Advance or Overadvance Subline Advance to the extent that, after giving effect to any such Advance or Overadvance Subline Advance, the sum of the outstanding principal amount of Advances and Overadvance Subline Advances exceeds an amount equal to Borrowers' Collections with respect to Accounts for the immediately preceding two-month period.

         (e) Amounts borrowed pursuant to this SECTION 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

         2.2 TERM LOAN. Subject to the terms and conditions of this Agreement, on or prior to December 31, 2004, at Administrative Borrower's written request in accordance with SECTION 2.3, each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "TERM LOAN") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount; PROVIDED, however, that the obligations of the Lenders with Term Loan Commitments to make the Term Loan shall be subject to the following conditions (in addition to the other conditions set forth in this Agreement, including SECTION 3.2): (a) Borrowers and Agent shall have mutually agreed on a schedule of Equipment to be set forth on SCHEDULE E-1 upon which the Term Loan will be based (such Equipment, "ELIGIBLE EQUIPMENT"); (b) Agent shall be satisfied with the results of an appraisal of the Eligible Equipment conducted by a qualified appraisal company selected by Agent; (c) no Default or Event of Default shall have occurred and be continuing; (d) Agent shall be satisfied that all acts necessary to perfect the Agent's Liens in the Eligible Equipment have been taken;
                  (e) Administrative Borrower shall have made the request for the Term Loan on or prior to December 31, 2004; and (f) Borrowers shall have paid the fee due in connection with the funding of the Term Loan in accordance with the Fee Letter. The Term Loan shall be repaid in quarterly installments, each in an amount equal to 1/20th of the Term Loan Amount, plus accrued and unpaid interest on such amounts, such installments to be due and payable on the first day of each such quarter (commencing on March 1, 2005) and continuing until and including the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration, on which date the unpaid balance of the Term Loan would be due and payable in full, together with all accrued and unpaid interest on such amount. All amounts outstanding under the Term Loan shall constitute Obligations. Any principal amount of the Term Loan repaid or prepaid may not be reborrowed.

         2.3      BORROWING PROCEDURES AND SETTLEMENTS.

         (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent. Unless Swing Lender is not obligated to make a Swing Loan pursuant to SECTION 2.3(b) below, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; PROVIDED, HOWEVER, that if Swing Lender is not obligated to make a Swing Loan as to a requested Borrowing, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, Borrowers agree that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

         (b) MAKING OF SWING LOANS. In the case of a request for an Advance and so long as either (i) the aggregate amount of Swing Loans made since the last Settlement Date plus the amount of the requested Advance does not exceed $4,000,000, or (ii) Swing Lender, in its sole discretion, shall agree to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender, as a Lender, shall make an Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this SECTION 2.3(b) being referred to as a "SWING LOAN" and such Advances being referred to collectively as "SWING LOANS") available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to Borrowers' Designated Account. Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account. Subject to the provisions of SECTION 2.3(d)(ii), Swing Lender as a Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in SECTION 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in SECTION 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by the Agent's Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

         (c)      MAKING OF LOANS.

         (i) In the event that Swing Lender is not obligated to make a Swing Loan, then promptly after receipt of a request for a Borrowing pursuant to SECTION 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances (or the Term Loan, as applicable), Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower's Designated Account; PROVIDED, HOWEVER, that, subject to the provisions of SECTION 2.3(d)(ii), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance (or its portion of the Term
                  Loan) if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in
                  SECTION 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

         (ii) Unless Agent receives notice from a Lender prior to 9:00 a.m. (California time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance (or portion of the Term Loan, as applicable) on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances (or portion of the Term Loan, as applicable) composing such Borrowing. The failure of any Lender to make any Advance (or portion of the Term Loan, as applicable) on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance (or portion of the Term Loan, as applicable) on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance (or portion of the Term Loan, as applicable) to be made by such other Lender on any Funding Date.

         (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations, but including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

         (d)      PROTECTIVE ADVANCES AND OPTIONAL OVERADVANCES.

         (i) Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent's sole discretion, (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in SECTION 3 are not satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations), or (3) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in SECTION 10 (any of the Advances described in this SECTION 2.3(d)(i) shall be referred to as "PROTECTIVE ADVANCES").

         (ii) Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the outstanding Revolver Usage does not exceed the Borrowing Base by more than $2,000,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding paragraph. In such circumstances, if any Lender with a Revolver Commitment disagrees over the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in SECTION 2.3(e) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this SECTION 2.3(d)(ii), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

         (iii) Each Protective Advance and each Overadvance shall be deemed to be an Advance hereunder, except that no Protective Advance or Overadvance shall be eligible to be a LIBOR Rate Loan and all payments on the Protective Advances shall be payable to Agent solely for its own account. The Protective Advances and Overadvances shall be repayable on demand, secured by the Agent's Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans. The provisions of this SECTION 2.3(D) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit any Borrower in any way.

         (e) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances, the Swing Loans, and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:

         (i) Agent shall request settlement ("SETTLEMENT") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to the outstanding Protective Advances, and (3) with respect to Borrowers' or their Subsidiaries' Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "SETTLEMENT DATE"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Protective Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including SECTION 2.3(b)(iii)): (y) if a Lender's balance of the Advances (including Swing Loans and Protective Advances) exceeds such Lender's Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances), and (z) if a Lender's balance of the Advances (including Swing Loans and Protective Advances) is less than such Lender's Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Protective Advances and, together with the portion of such Swing Loans or Protective Advances representing Swing Lender's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

         (ii) In determining whether a Lender's balance of the Advances, Swing Loans, and Protective Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

         (iii) Between Settlement Dates, Agent, to the extent no Protective Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections of Borrowers or their Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Protective Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

         (f) NOTATION. Agent shall record on its books the principal amount of the Advances (or portion of the Term Loan, as applicable) owing to each Lender, including the Swing Loans owing to Swing Lender, and Protective Advances owing to Agent, and the interests therein of each Lender, from time to time and such records shall, absent manifest error, conclusively be presumed to be correct and accurate.

         (g) LENDERS' FAILURE TO PERFORM. All Advances (other than Swing Loans and Protective Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

         2.4      PAYMENTS.

         (a)      PAYMENTS BY BORROWERS.

         (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

         (ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         (b)      APPORTIONMENT AND APPLICATION.

         (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied as follows:

         (1) FIRST, ratably to pay any Lender Group Expenses then due to Agent or any of the Lenders under the Loan Documents, until paid in full,

         (2) SECOND, ratably to pay any fees or premiums then due to Agent (for its separate account, after giving effect to any agreements between Agent and individual Lenders) or any of the Lenders under the Loan Documents until paid in full,

         (3) THIRD, to pay interest due in respect of all Protective Advances until paid in full,

         (4) FOURTH, to pay the principal of all Protective Advances until paid in full,

         (5) FIFTH, ratably to pay interest due in respect of the Advances (other than Protective Advances), the Swing Loans, and the Term Loan until paid in full,

         (6) SIXTH, ratably to pay all principal amounts then due and payable (other than as a result of an acceleration thereof) with respect to the Term Loan until paid in full,

         (7) SEVENTH, to pay the principal of all Swing Loans until paid in full,

         (8) EIGHTH, so long as no Event of Default has occurred and is continuing, and at Agent's election (which election Agent agrees will not be made if an Overadvance would be created thereby), to pay amounts then due and owing by Parent or its Subsidiaries in respect of Bank Products, until paid in full,

         (9) NINTH, so long as no Event of Default has occurred and is continuing, to pay the principal of all Advances until paid in full,

         (10) TENTH, if an Event of Default has occurred and is continuing, ratably (i) to pay the principal of all Advances until paid in full, (ii) to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the Letter of Credit Usage until paid in full, and (iii) to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Parent's and its Subsidiaries' obligations in respect of Bank Products have been paid in full or the cash collateral amount has been exhausted,

         (11) ELEVENTH, if an Event of Default has occurred and is continuing, to pay the outstanding principal balance of the Term Loan (in the inverse order of the maturity of the installments due thereunder) until the Term Loan is paid in full,

         (12) TWELFTH, if an Event of Default has occurred and is continuing, to pay any other Obligations (including the provision of amounts to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount determined by Agent in its Permitted Discretion as the amount necessary to secure Parent's and its Subsidiaries' obligations in respect of Bank Products), and

         (13) THIRTEENTH, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

         (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in SECTION 2.3(e).

         (iii) In each instance, so long as no Event of Default has occurred and is continuing, this SECTION 2.4(b) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

         (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

         (v) In the event of a direct conflict between the priority provisions of this SECTION 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this SECTION 2.4 shall control and govern.

         (c)      PREPAYMENTS.

         (i) If at any time Agent determines that the outstanding principal amount of the Term Loan is greater than the Term Loan Formula Amount, Borrowers shall immediately prepay the outstanding principal of the Term Loan in accordance with SECTION 2.4(d)(i) in an amount equal to such excess.

         (d)      APPLICATION OF PROCEEDS.

         (i) Each prepayment pursuant to SUBCLAUSE (C)(I) above shall be applied to the outstanding principal amount of the Term Loan, until paid in full, in the inverse order of maturity.

         (e) INTEREST AND FEES. Any prepayment made pursuant to SECTION 2.4(c) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

         2.5 OVERADVANCES. If, at any time or for any reason, other than pursuant to SECTION 2.1(b), the amount of Obligations owed by Borrowers to the Lender Group pursuant to SECTION 2.1 or
                  SECTION 2.12 is greater than any of the limitations set forth in SECTION 2.1 or SECTION 2.12, as applicable (an "OVERADVANCE"), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in SECTION 2.4(b). In addition, Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full as and when due and payable under the terms of this Agreement and the other Loan Documents.

         2.6 INTEREST RATES AND LETTER OF CREDIT FEE: RATES, PAYMENTS, AND CALCULATIONS.

         (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin,
                  (ii) if the relevant Obligation is a portion of the Term Loan that is a Base Rate Loan, at a per annum rate equal to the Base Rate plus the Base Rate Term Loan Margin, (iii) if the relevant Obligation is an Overadvance Subline Advance, at a per annum rate equal to the Base Rate plus the Overadvance Subline Advance Margin, and (iv) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

         (b) LETTER OF CREDIT FEE. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any agreements between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in SECTION 2.12(E)) which shall accrue at a rate equal to 3.00% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

         (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

         (i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder, and

         (ii) the Letter of Credit fee provided for above shall be increased to 2 percentage points above the per annum rate otherwise applicable hereunder.

         (d)      PAYMENT. Except as provided to the contrary in SECTION 2.11 or
                  SECTION 2.13(a), interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable in cash, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge all interest and fees (when due and payable), all Lender Group Expenses (as and when incurred), all charges, commissions, fees, and costs provided for in
                  SECTION 2.12(e) (as and when accrued or incurred), all fees and costs provided for in SECTION 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including the amounts due and payable with respect to the Term Loan and including any amounts due and payable to the Bank Product Providers in respect of Bank Products up to the amount of the Bank Product Reserve) to Borrowers' Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrowers' Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

         (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360-day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

         (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; PROVIDED, HOWEVER, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, IPSO FACTO, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         2.7      CASH MANAGEMENT.

         (a)      Borrowers shall and shall cause each of their Subsidiaries to
                  (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on SCHEDULE 2.7(a) (each a "CASH MANAGEMENT BANK"), and shall request in writing and otherwise take such reasonable steps to ensure that all of their and their Subsidiaries' Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to Borrowers or their Subsidiaries) into a bank account in Agent's name (a "CASH MANAGEMENT ACCOUNT") at one of the Cash Management Banks.

         (b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Borrowers, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) the Cash Management Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Cash Management Account without further consent by Borrowers or their Subsidiaries, as applicable, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account.

         (c) So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend SCHEDULE 2.7(a) to add or replace a Cash Management Bank or Cash Management Account; PROVIDED, HOWEVER, that (i) such prospective Cash Management Bank shall be reasonably satisfactory to Agent, and
                  (ii) prior to the time of the opening of such Cash Management Account, a Borrower or its Subsidiary, as applicable, and such prospective Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Borrowers (or their Subsidiaries, as applicable) shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

         (d) The Cash Management Accounts shall be cash collateral accounts subject to Control Agreements.

         (e) Borrowers and their Subsidiaries hereby represent and warrant that, as of the Closing Date, all Governmental Account Debtors make payments on their Accounts in checks sent directly to the applicable Borrower or Subsidiary and not to a Deposit Account owned by or in the name of the applicable Borrower or Subsidiary. Borrowers and their Subsidiaries hereby agree that upon receipt of any payment from a Governmental Account Debtor, such Borrower or Subsidiary shall, on a daily basis (or such other periodic basis as Agent may otherwise agree to in writing) immediately transfer all such Collections to a Cash Management Account owned by Agent. Without limiting any of the foregoing, if, after the Closing Date, Governmental Account Debtors make payments (whether by wire transfer or otherwise) on their Accounts to a Deposit Account owned by or in the name of the applicable Borrower or Subsidiary, then Borrowers and their Subsidiaries and the applicable depository bank shall execute an agreement (the "GOVERNMENTAL ACCOUNT DEBTOR SWEEP AGREEMENT"), reasonably satisfactory in form and substance to Agent, pursuant to which the applicable depository bank shall agree that it will, on a daily basis (or such other periodic basis as Agent may otherwise agree to in writing) immediately transfer, without further instruction from Borrowers or their Subsidiaries, all funds that at such time are on deposit in such Deposit Account to the Agent's Account.

         (f)      In the event of any conflict or inconsistency between this
                  SECTION 2.7 and any Management Agreement, this SECTION 2.7 shall govern and control.

         2.8 CREDITING PAYMENTS;. The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

         2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances and the Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to SECTION 2.6(D). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Protective Advance, or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

         2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrowers (the "LOAN ACCOUNT") on which Borrowers will be charged with the Term Loan, all Advances (including Protective Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with SECTION 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         2.11 FEES. Borrowers shall pay to Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.

         2.12     LETTERS OF CREDIT.

         (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C UNDERTAKING") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrowers. Each request for the issuance of a Letter of Credit or the amendment, renewal, or extension of any outstanding Letter of Credit shall be made in writing by an Authorized Person and delivered to the Issuing Lender and Agent via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance satisfactory to the Issuing Lender in its Permitted Discretion and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the expiration date of such Letter of Credit, (iv) the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable), and (v) such other information (including, in the case of an amendment, renewal, or extension, identification of the outstanding Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the issuance of such requested Letter of Credit:

         (i) the Letter of Credit Usage would exceed the Borrowing Base LESS the outstanding amount of Advances, or

         (ii)     the Letter of Credit Usage would exceed $1,000,000, or

         (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount LESS the outstanding amount of Advances.

         Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under SECTION 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to SECTION 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear.

         (b) Promptly following receipt of a notice of L/C Disbursement pursuant to SECTION 2.12(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share of each L/C Disbursement made by the Issuing Lender pursuant to this SECTION 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in SECTION 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

         (c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; PROVIDED, HOWEVER, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; PROVIDED, HOWEVER, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower hereby acknowledges and agrees that neither the Lender Group nor the Issuing Lender shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit.

         (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

         (e) Any and all issuance charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is 0.825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

         (f) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

         (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

         (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

         2.13     LIBOR OPTION.

         (a) INTEREST AND INTEREST PAYMENT DATES. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the "LIBOR OPTION") to have interest on all or a portion of the Advances be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof have elected to accelerate the maturity of all or any portion of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Administrative Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

         (b)      LIBOR ELECTION.

         (i) Administrative Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR DEADLINE"). Notice of Administrative Borrower's election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment.

         (ii) Each LIBOR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "FUNDING LOSSES"). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest

                  Period therefor), MINUS (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Administrative Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this SECTION 2.13 shall be conclusive absent manifest error.

         (iii) Borrowers shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

         (c) PREPAYMENTS. Borrowers may prepay LIBOR Rate Loans at any time; PROVIDED, HOWEVER, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Borrowers' and their Subsidiaries' Collections in accordance with SECTION 2.4(B) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

         (d)      SPECIAL PROVISIONS APPLICABLE TO LIBOR RATE.

         (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Administrative Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Administrative Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Administrative Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

         (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Administrative Borrower and Agent promptly shall transmit the notice to each other Lender and
                  (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

         (e) NO REQUIREMENT OF MATCHED FUNDING. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

         2.14 CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         2.15     JOINT AND SEVERAL LIABILITY OF BORROWERS.

         (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

         (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this SECTION 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.

         (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

         (d)      The Obligations of each Borrower under the provisions of this
                  SECTION 2.15 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

         (e) Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this
                  SECTION 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this SECTION 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this SECTION 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this SECTION 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Agent or Lender.

         (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

         (g) Each Borrower waives all rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Agent's or such Lender's rights of subrogation and reimbursement against such Borrower by the operation of
                  Section 580(d) of the California Code of Civil Procedure or otherwise:

         (h) Each Borrower waives all rights and defenses that such Borrower may have because the Obligations are secured by Real Property. This means, among other things:

         (i) Agent and Lenders may collect from such Borrower without first foreclosing on any Collateral pledged by Borrowers.

         (ii) If Agent or any Lender forecloses on any Real Property Collateral pledged by Borrowers:

         (1) The amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

         (2) Agent and Lenders may collect from such Borrower even if Agent or Lenders, by foreclosing on the Real Property Collateral, has destroyed any right such Borrower may have to collect from the other Borrowers.

This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Obligations are secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

         (i) The provisions of this SECTION 2.15 are made for the benefit of Agent, Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this SECTION 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this SECTION 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

         (j) Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

         (k) Each Borrower hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for Agent, and such Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with SECTION 2.4(b).

3.       CONDITIONS; TERM OF AGREEMENT.

         3.1 CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of each Lender to make its initial extension of credit provided for hereunder, is subject to the fulfillment, to the satisfaction of Agent and each Lender of each of the conditions precedent set forth on SCHEDULE 3.1 (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent).

         3.2 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender Group (or any member thereof) to make any Advances or the Term Loan hereunder at any time (or to extend any other credit hereunder shall be subject to the following conditions precedent:

         (a) the representations and warranties contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

         (c) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender, or any of their Affiliates; and

         (d)      no Material Adverse Change shall have occurred.

         3.3 TERM. This Agreement shall continue in full force and effect for a term ending on the earlier of (a) the date that is 90 days prior to the maturity date of the Indenture Notes, and
                  (b) January 31, 2008 (such earlier date, the "MATURITY DATE"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         3.4 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to outstanding Letters of Credit and including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral (in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the Bank Product Obligations). No termination of this Agreement, however, shall relieve or discharge Borrowers or their Subsidiaries of their duties, Obligations, or covenants hereunder or under any other Loan Document and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been paid in full and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been paid in full and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers' sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

         3.5 EARLY TERMINATION BY BORROWERS. Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral (in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the Bank Products Obligations), in full. If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral (in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure) to be held by Agent for the benefit of the Bank Product Providers with respect to the Bank Products Obligations), in full, on the date set forth as the date of termination of this Agreement in such notice

         3.6 CONDITIONS SUBSEQUENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

         (a) on or prior to the date that is 30 days after the Closing Date, Borrowers shall deliver to Agent satisfactory evidence that Rancho Bernardo Advanced Imaging Center, LLC shall have been dissolved and the assets distributed to Radnet Management, Inc.; and

         (b) either (i) on or prior to the date that is 10 days after the Closing Date, Borrowers shall have executed and delivered a Cash Management Agreement with City National Bank that is satisfactory to Agent or (ii) on or prior to the date that is 30 days after the Closing Date, Borrowers shall have moved its accounts at City National Bank to another bank satisfactory to Agent and entered into a Cash Management Agreement with such other bank that is satisfactory to Agent.

4.       REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lender Group to enter into this Agreement, Parent and each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement (it being understood and agreed that any representation and warranty as to a Managed Practice (other than Beverly Radiology Medical Group III) shall be made only with respect to such Managed Practice's provision of radiology or other related professional medical services at a medical office, clinic or other facility operated by Parent or any of its Subsidiaries):

         4.1 NO ENCUMBRANCES. Parent and its Subsidiaries has good and indefeasible title to, or a valid leasehold interest in, their personal property assets and good and marketable title to, or a valid leasehold interest in, their Real Property, in each case, free and clear of Liens except for Permitted Liens.

         4.2 ELIGIBLE ACCOUNTS. As to each Account that is identified by a Borrower as an Eligible Account in a borrowing base report submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of Borrowers' business, (b) owed to Borrowers without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts.

         4.3      [INTENTIONALLY OMITTED].

         4.4 EQUIPMENT. Each material item of Equipment of Parent and its Subsidiaries is used or held for use in their business and is in good working order, ordinary wear and tear and damage by casualty excepted.

         4.5 LOCATION OF EQUIPMENT. The Equipment (other than vehicles or Equipment out for repair and other Equipment on which Agent does not have a first priority security interest) of Parent and its Subsidiaries are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on SCHEDULE 4.5 (as such Schedule may be updated pursuant to SECTION 5.9).

         4.6      [INTENTIONALLY OMITTED].

         4.7 STATE OF INCORPORATION; LOCATION OF CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL IDENTIFICATION NUMBER; COMMERCIAL TORT CLAIMS.

         (a) The jurisdiction of organization of Parent and each of its Subsidiaries is set forth on SCHEDULE 4.7(a).

         (b) The chief executive office of Parent and each of its Subsidiaries is located at the address indicated on SCHEDULE 4.7(b) (as such Schedule may be updated pursuant to SECTION 5.9).

         (c) Parent's and each of its Subsidiaries' organizational identification number, if any, are identified on SCHEDULE 4.7(c).

         (d) As of the Closing Date, Parent and its Subsidiaries do not hold any commercial tort claims, except as set forth on
                  SCHEDULE 4.7(d).

         4.8      DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

         (a) Each of Parent and each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change.

         (b) Set forth on SCHEDULE 4.8(b), is a complete and accurate description of the authorized capital Stock of Parent and each Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on SCHEDULE 4.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of Parent's or each Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Except as set forth in the Indenture Notes, none of Parent or any Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

         (c) Set forth on SCHEDULE 4.8(c), is a complete and accurate list of Parent's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Parent or the applicable Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

         (d) Except as set forth on SCHEDULE 4.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of Parent's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. None of Parent or any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Parent's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

         4.9      DUE AUTHORIZATION; NO CONFLICT.

         (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower.

         (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the other Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower,
                  (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect.

         (c) Other than the filing of financing statements, and the recordation of the Mortgages, the execution, delivery, and performance by each Borrower of this Agreement and the other Loan Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

         (d) As to each Borrower, this Agreement and the other Loan Documents to which such Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

         (e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

         (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

         (g) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party do not and will not
                  (i) violate any provision of federal, state, or local law or regulation applicable to such Guarantor, the Governing Documents of such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on such Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (iv) require any approval of such Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect.

         (h) Other than the filing of financing statements and the recordation of the Mortgages, the execution, delivery, and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

         (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be the legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

         4.10     LITIGATION.

         (a) Other than those matters disclosed on SCHEDULE 4.10, and other than matters arising after the Closing Date that reasonably could not be expected to result in a Material Adverse Change, there are no actions, suits, or proceedings pending or, to the best knowledge of Parent and each Borrower, threatened against Parent or any of its Subsidiaries.

         (b) There is no pending investigation of Parent, any of its Subsidiaries or any Managed Practice by CMS or any other Governmental Authority, which investigation is not otherwise conducted in the ordinary course of business and no criminal, civil or administrative action, audit, or investigation by a fiscal intermediary or by or on behalf of any Governmental Authority exists or, to the best knowledge of Parent or any Borrower, is threatened with respect to Parent, any of its Subsidiaries or any Managed Practice, which could reasonably be expected to have a material adverse effect on (A) such Person's right to receive reimbursement under Medicaid, Medicare or any other Third Party Payor program to which such Person would otherwise be entitled, (B) such Person's right to participate in Medicaid, Medicare or any other Third Party Payor program or (C) the ability of such Person to engage in the practice of medicine or to fulfill its obligations as contemplated under the Loan Documents or any Management Agreement. None of Parent, its Subsidiaries or any Managed Practice is subject to any pending but unassessed claim payment adjustments under Medicaid, Medicare or any other Third Party Payor program, except to the extent that such Person is contesting such assessment in good faith by appropriate proceedings diligently pursued and has established and will maintain adequate reserves for such adjustments in accordance with GAAP.

         4.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Parent and its Subsidiaries that have been delivered by Borrowers to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Parent's and its Subsidiaries' financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Parent and its Subsidiaries since the date of the latest financial statements submitted to Agent on or before the Closing Date.

         4.12     FRAUDULENT TRANSFER.

         (a)      Each Borrower and each Subsidiary of a Borrower is Solvent.

         (b) No transfer of property is being made by any Borrower or any Subsidiary of a Borrower and no obligation is being incurred by any Borrower or any Subsidiary of a Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers or their Subsidiaries.

         4.13 EMPLOYEE BENEFITS. None of Borrowers, any of their Subsidiaries, or any of their ERISA Affiliates has maintained or contributed, or currently maintains or contributes, to any Benefit Plan.

         4.14     ENVIRONMENTAL CONDITION. Except as set forth on SCHEDULE 4.14,
                  (a) to Parent's and Borrowers' knowledge, none of Parent's or its Subsidiaries' properties or assets has ever been used by Parent, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such use, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Parent's and Borrowers' knowledge, none of Parent's nor its Subsidiaries' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) none of Parent nor any of its Subsidiaries have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Parent or its Subsidiaries, and (d) none of Parent nor any of its Subsidiaries have received a summons, citation, notice, or directive from the United States Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Parent or any Subsidiary of Parent resulting in the releasing or disposing of Hazardous Materials into the environment.

         4.15 INTELLECTUAL PROPERTY. Parent and each Subsidiary of Parent owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as SCHEDULE 4.15 (as updated from time to time) is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which Parent or one of its Subsidiaries is the owner or is an exclusive licensee.

         4.16 LEASES. Parent and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating and all of such material leases are valid and subsisting and no material default by Parent or its Subsidiaries exists under any of them.

         4.17     DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Set forth on
                  SCHEDULE 4.17 is a listing of all of Parent's and its Subsidiaries' Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

         4.18 COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Parent or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Parent or its Subsidiaries in writing to Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Parent's and Borrowers' good faith estimate of their and their Subsidiaries' future performance for the periods covered thereby.

         4.19 INDEBTEDNESS. Set forth on SCHEDULE 4.19 is a true and complete list of all Indebtedness of Parent and each Subsidiary of Parent outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and describes the principal terms thereof.

         4.20 RESTRUCTURING DOCUMENTS. Borrowers have delivered to Agent true and correct copies of the Restructuring Documents. The transactions contemplated by the Restructuring Documents will, as of the Closing Date, have been consummated in accordance with the terms of the Restructuring Documents and nothing has come to Borrowers' attention that would indicate that any of the representations and warranties contained in the Restructuring Documents are not true and correct. All of the representations and warranties of Parent and its Subsidiaries (to the extent they are parties) in the Restructuring Documents are true and correct.

         4.21     PERMITS, ETC.

         (a) Each of Parent and its Subsidiaries has, and is in compliance with, all permits, licenses, authorizations, approvals, certifications, agreements, entitlements and accreditations (collectively, "PERMITS") required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person (including, as applicable, accreditations, licenses, agreements and certifications as a provider of health care services including those necessary for it to be eligible to receive payment and compensation and to participate under Medicaid, Medicare or any other Third Party Payor program). Each such Permit has been duly obtained, is in full force and effect without any known conflict with the rights of others and free from any restrictions. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Permit, and there is no claim that any thereof is not in full force and effect.

         (b) None of Parent, its Subsidiaries or any Managed Practice has received any notification or communication from any Governmental Authority or Third Party Payor (i) that any such Governmental Authority or Third Party Payor has taken or intends to take action to revoke, withdraw, suspend, modify, impose material conditions with respect to, terminate or adversely amend any Permit of such Person to engage in the practice of medicine, to operate a healthcare facility or to participate under Medicaid, Medicare or any other Third Party Payor program, (ii) regarding any violation by Parent or any of its Subsidiaries of any applicable law, or (iii) regarding any other limitations on the conduct of business of Parent and its Subsidiaries.

         4.22 MATERIAL CONTRACTS. Set forth on SCHEDULE 4.22 is a complete and accurate list as of the Closing Date of all Material Contracts of Parent and its Subsidiaries (including all Management Agreements to which it is currently or is to become a party), showing the parties and subject matter thereof and amendments and modifications thereto. Each Material Contract set forth on SCHEDULE 4.22 (a) is in full force and effect and is binding upon and enforceable against each of Parent and its

                  Subsidiaries that is a party thereto and, to the best knowledge of Parent and Borrowers, all other parties thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than in accordance with SECTION 6.7(d)), and (c) is not in default in any material respect due to the action of Parent or its Subsidiaries or, to the best knowledge of Parent and Borrowers, any other party thereto.

         4.23 MANAGEMENT AGREEMENTS. Each Management Agreement, and each of the transactions contemplated thereunder, does not violate any applicable rule or regulation: (a) relating to the eligibility of a Managed Practice to receive payment and to participate as an accredited and certified provider of health care services under Medicaid, Medicare or any other Third Party Payor program, (b) applicable to such Person as a result of its participation in such programs, (c) relating to the licenses and permits required therein in connection therewith, or (d) relating to the practice of medicine or the sharing of fees generated in connection therewith.

         4.24     THIRD PARTY PAYORS.

         (a) None of Parent, its Subsidiaries or any Managed Practice is in default in the performance, observance, or fulfillment of any of its obligations, covenants or agreements contained in (i) any Medicare Provider Agreement, Medicaid Provider Agreement or any agreement or instrument with any other Third Party Payor, which default has resulted in, or could be reasonably be expected to result in, the revocation, termination, cancellation or suspension of the Medicaid Certification or Medicare Certification of such Person or the right of such Person to participate in any other Third Party Payor program.

         (b) If Parent or any of its Subsidiaries or any Managed Practice is or has been audited by any Third Party Payor, (i) none of such audits provides for adjustments in reimbursable costs or asserts claims for reimbursement or repayment by such Person of costs and/or payments theretofore made by such Third Party Payor that, if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Change and (ii) none of Parent, its Subsidiaries or any Managed Practice has had requests or assertions of claims for reimbursement or repayment by it of costs and/or payments theretofore made by any Third Party Payor that, if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Change.

         (c) The Accounts of Parent and its Subsidiaries and each Managed Practice have been and will continue to be adjusted to reflect the reimbursement policies of its Third Party Payors. In particular, Accounts relating to Third Party Payors do not and shall not exceed amounts Parent, its Subsidiaries or any Managed Practice is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to such Person's usual charges.

         (d) The healthcare facilities operated by Parent and its Subsidiaries and each Managed Practice and the services provided at such facilities are qualified for participation in the Government Reimbursement Programs, and Parent and its Subsidiaries and each Managed Practice are entitled to reimbursement under the Government Reimbursement Programs for services rendered to qualified beneficiaries, and Parent and its Subsidiaries and each Managed Practice and the healthcare facilities operated by Parent and its Subsidiaries and each Managed Practice comply in all material respects with the conditions of participation in all Government Reimbursement Programs and related contracts.

         4.25 INDENTURE DOCUMENTS. Borrowers incurring Indebtedness from (a) the loans made by the Lenders to Borrowers on and after the Closing Date and (b) the issuance of Letters of Credit, in each case, subject to the limitations set forth in this Agreement, does not conflict with or result in a default under any Indenture Document. The Obligations constitute Senior Indebtedness (as defined in the Indenture). As such, all of the Obligations (and Agent and the Lenders) are entitled to the benefits of each of the subordination and other provisions contained in the Indenture which are available in respect of Senior Indebtedness (and to the holders thereof), and each of such subordination and other provisions is in full force and effect and enforceable in accordance with its terms. Parent and Borrowers acknowledge that Agent and the Lenders are entering into this Agreement, and extending their Commitments, in reliance upon the subordination provisions of the Indenture Documents and this SECTION 4.25.

         4.26     COMPLIANCE WITH HEALTHCARE LAWS AND REGULATIONS.

         (a) Each of Parent and its Subsidiaries and each Managed Practice has timely filed or caused to be timely filed, all cost reports and other reports of every kind whatsoever required by a Government Reimbursement Program, to have been filed or made with respect to Parent's and its Subsidiaries' or such Managed Practice's business operations. Except as set forth on
                  SCHEDULE 4.26, there are no claims, actions or appeals pending (and none of Parent or its Subsidiaries or any Managed Practice has filed any claims or reports which should result in any such claims, actions or appeals) before any Governmental Authority pertaining to Parent's or such Subsidiary's or such Managed Practice's business operations, including any intermediary or carrier, the Provider Reimbursement Review Board or the Administrator of CMS, with respect to any state or federal Medicare or Medicaid cost reports or claims filed by Parent or such Subsidiary or such Managed Practice, or any disallowance by any Governmental Authority in connection with any audit of such cost reports.

         (b) Except as set forth on SCHEDULE 4.26, none of Parent or its Subsidiaries or any Managed Practice is currently, nor has in the past been, subject to:

         (1) any state or local governmental investigation, inspection or inquiry related to any license or licensure standards applicable to Parent or such Subsidiary or such Managed Practice;

         (2) any federal, state, local governmental or private payor civil or criminal investigations, inquiries or audits involving and/or related to any federal, state or private payor healthcare fraud and abuse provisions or contractual prohibition of healthcare fraud and abuse; or

         (3) any federal, state or private payor inquiry, investigation, inspection or audit regarding Parent or such Subsidiary or such Managed Practiceor their activities, including any federal, state or private payor inquiry or investigation of any Person having "ownership, financial or control interest" (as that term is defined in 42 C.F.R. ss. 420.201 et seq.) in Parent or such Subsidiary or such Managed Practice involving and/or related to healthcare fraud and abuse, false claims under 31 U.S.C. ss.ss. 3729-3731 or any similar contractual prohibition, or any qui tam action brought pursuant to 31 U.S.C. ss. 3729 et seq.

         (c) No director, officer, shareholder, employee or Person with a "direct or indirect ownership interest" (as that phrase is defined in 42 C.F.R. ss. 420.201) in Parent or any of its Subsidiaries or any Managed Practice (it being understood and agreed that this SECTION 4.26(c) shall not apply to any shareholder of Parent that is not also a director, officer or employee of Parent):

         (i) except as set forth on SCHEDULE 4.26, has had a civil monetary penalty assessed against him or her pursuant to 42 U.S.C.ss. 1320a-7a;

         (ii) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C.ss. 1320a-7b);

         (iii) except as set forth on SCHEDULE 4.26, has been convicted (as that term is defined in 42 C.F.R. ss. 1001.2) of any of those offenses described in 42 U.S.C. ss. 1320a-7b or 18 U.S.C. ss.ss. 669, 1035, 1347, 1518, including any of the following categories of offenses:

         a. criminal offenses relating to the delivery of an item or service under any Federal Health Care Program (as that term is defined in 42 U.S.C. ss. 1320a-7b) or healthcare benefit program (as that term is defined in 18 U.S.C. ss. 24(b);

         b. criminal offenses under federal or state law relating to patient neglect or abuse in connection with the delivery of a healthcare item or service;

         c. criminal offenses under federal or state law relating to fraud and abuse, theft, embezzlement, false statements to third parties, money laundering, kickbacks, breach of fiduciary responsibility or other financial misconduct in connection with the delivery of a healthcare item or service or with respect to any act or omission in a program operated by or financed in whole or in part by any federal, state or local governmental agency;

         d. federal or state laws relating to the interference with or obstruction of any investigations into any criminal offenses described in (a) through (c) above; or

         e. criminal offenses under federal or state law relating to the unlawful manufacturing, distribution, prescription or dispensing of a controlled substance; or

         (iv) has been involved or named in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C.ss.ss. 3729-3731 or qui tam action brought pursuant to 31 U.S.C.ss. 3729 et seq.

         (d) Each of Parent and its Subsidiaries and each Managed Practice is and shall continue to be in compliance with all applicable laws relating to its relationships with physicians, including 42 U.S.C. ss. 1395nn and the regulations issued thereunder.

         (e) Each of Parent and its Subsidiaries and each Managed Practice is and shall continue to be in compliance with all laws, rules, regulations, orders, decrees and directions of any Governmental Authority (including the Social Security Act, as amended, the rules and regulations promulgated by CMS), and any state laws applicable to the collections on Accounts, any contracts relating thereto or any other Collateral, or otherwise applicable to its business and properties, a violation of which could materially adversely affect its ability to collect on its Accounts or repay the Obligations.

         (f) All persons providing professional health care services for or on behalf of Parent or any of its Subsidiaries or any Managed Practice (either as an employee or independent contractor) are appropriately licensed in every jurisdiction in which they hold themselves out as professional health care providers.

         (g) Except as set forth on SCHEDULE 4.26, none of Parent or its Subsidiaries or any Managed Practice has had its state or local licenses, permits, registrations, certifications and other approvals relating to providing healthcare services and other services provided by Parent or such Subsidiary or such Managed Practice suspended, revoked, limited or denied renewal at any time.

         4.27 OTHER HEALTHCARE REGULATORY MATTERS. Each of Parent and its Subsidiaries and each Managed Practice has developed and implemented a current and effective compliance program, to the extent guidelines for such compliance program have been developed by CMS for Parent's or such Subsidiary's or such Managed Practice's business operations. As of the Closing Date, none of Parent or any of its Subsidiaries or any Managed Practice (a) is a party to a corporate integrity agreement,
                  (b) has any reporting obligations pursuant to a settlement agreement, plan of correction, or other remedial measure entered into with a Governmental Authority, (c) except as set forth on SCHEDULE 4.27, is currently, or to Parent's and Borrowers' best knowledge, has been the subject of any investigation conducted by any federal or state enforcement agency, including an investigation involving compliance with Healthcare Laws, (d) to Parent's and Borrowers' best knowledge, has been a defendant in any qui tam/false claims act litigation and (e) has been served with or received any written search warrant, subpoena, civil investigative demand or contact letter from any federal or state enforcement agency related to such business operations.

         4.28 HIPAA COMPLIANCE. To the extent that and for so long as Parent or its Subsidiaries or any Managed Practice is a "covered entity" as such term is defined under the requirements and implementing regulations at 45 Code of Federal Regulations Parts 160-64 for the Administrative Simplification provisions of Title II, Subtitle F of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), Parent, such Subsidiaries and such Managed Practice (a) has undertaken or will promptly undertake all necessary surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by the failure of Parent, such Subsidiary or such Managed Practice to be HIPAA Compliant (as defined below); (b) has developed a detailed plan and time line for becoming HIPAA Compliant (a "HIPAA COMPLIANCE PLAN"); and (c) has implemented those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that Parent, such Subsidiary or such Managed Practice is or becomes HIPAA Compliant. For purposes hereof, "HIPAA COMPLIANt" shall mean that Parent, such Subsidiary or such Managed Practice (x) is or will be in compliance with each of the applicable requirements of the so-called "Administrative Simplification" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA COMPLIANCE DATE") and (y) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to adversely affect such Parent's, such Subsidiary's or such Managed Practice's business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by Parent, such Subsidiary or such Managed Practice of the then-effective provisions of HIPAA.

         4.29 NON-MATERIAL SUBSIDIARIES. Each Non-Material Subsidiary has no material liabilities, conducts no material operations or business and owns no material assets or properties.

         4.30     DVI REVOLVER.

         (a) Administrative Borrower has delivered true, correct and complete copies of the DVI Revolver Agreement (including all amendments, modifications and waivers with respect thereto) to Agent.

         (b) The Collateral under the DVI Revolver Agreement does not include any of the Collateral under the Security Agreement.

         (c)      Radnet Sub, Inc. does not generate any Accounts.

         4.31 None of Parent or its Subsidiaries is an Affiliate of Tower Radiology Medical Group, Inc., Tower Magnetic Imaging Group, Inc., Tower San Vicente Imaging Medical Group, Tower Nuclear Medical Group, Inc., Cardiac and Vascular Diagnostic Center Medical Group, Inc. or Norman Zheutlin, M.D.

         4.32     BEVERLY HILLS MRI.

         (a) There are no Accounts generated by or on behalf of Parent or any of its Subsidiaries on account of the operation of the imaging facility known as Beverly Hills MRI.

         (b) None of Parent or any of its Subsidiaries operates an imaging facility known as Beverly Hills MRI.

5.       AFFIRMATIVE COVENANTS.

         Parent and each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Parent and Borrowers shall and shall cause each of their respective Subsidiaries to do all of the following:

         5.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Parent and Borrowers to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Parent and Borrowers also shall keep a reporting syst em that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries' sales.

         5.2 COLLATERAL REPORTING. Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the reports set forth on SCHEDULE 5.2 at the times specified therein. In addition, each Borrower agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

         5.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver to Agent, with copies to each Lender, each of the financial statements, reports, or other items set forth on SCHEDULE 5.3 at the time specified herein. In addition, Parent agrees that no Subsidiary of Parent will have a fiscal year different from that of Parent.

         5.4 GUARANTOR REPORTS. Cause each Guarantor to deliver its annual financial statements at the time when Parent provides its audited financial statements to Agent, but only to the extent such Guarantor's financial statements are not consolidated with Parent's financial statements.

         5.5 INSPECTION. Permit Agent, each Lender, and each of their duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent or any such Lender may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Administrative Borrower.

         5.6 MAINTENANCE OF PROPERTIES. Maintain and preserve all of their properties which are necessary or useful in the proper conduct to their business in good working order and condition, ordinary wear, tear, and casualty excepted (and except where the failure to do so could not be expected to result in a Material Adverse Change), and comply at all times with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

         5.7 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Parent, its Subsidiaries, or any of their respective assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Parent and Borrowers will and will cause their Subsidiaries to make timely payment or deposit of all tax payments and withholding taxes required of them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that Parent or the applicable Subsidiary of Parent has made such payments or deposits.

         5.8      INSURANCE.

         (a) At Borrowers' expense, maintain insurance respecting Parent and its Subsidiaries' assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Parent and Borrowers also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrowers shall deliver copies of all such policies to Agent with an endorsement naming Agent as a loss payee (under a satisfactory lender's loss payable endorsement) or additional insured, as appropriate, and in each case as Agent's interest may appear. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

         (b) Administrative Borrower shall give Agent prompt notice of any loss exceeding $100,000 covered by such insurance. So long as no Event of Default has occurred and is continuing, Borrowers shall have the exclusive right to adjust (i) any losses payable under any such insurance policies to the extent that such losses relate to Collateral on which Agent has a first priority security interest at such time or (ii) any losses payable under a business interruption insurance policy (any such losses under clause (i) or (ii), "APPLICABLE LOSSES") which are less than $250,000. Following the occurrence and during the continuation of an Event of Default, or in the case of any Applicable Losses payable under such insurance exceeding $250,000, Agent shall have the exclusive right to adjust any Applicable Losses payable under any such insurance policies, without any liability to Borrowers whatsoever in respect of such adjustments. Any monies received as payment for any Applicable Loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or to be disbursed to Administrative Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations; PROVIDED, HOWEVER, that, with respect to any such monies in an aggregate amount during any 12 consecutive month period not in excess of $250,000, so long as (A) no Default or Event of Default shall have occurred and is continuing, (B) the sum of Borrowers' Excess Availability plus Qualified Cash is greater than $2,000,000, (C) Administrative Borrower shall have given Lender prior written notice of the Borrowers or their respective Subsidiaries' intention to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation,
                  (D) the monies are held in a cash collateral account in which Lender has a perfected first-priority security interest, and
                  (E) Parent or its Subsidiaries complete such repairs, replacements, or restoration within 180 days after the initial receipt of such monies, Borrowers shall have the option to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation unless and to the extent that such applicable period shall have expired without such repairs, replacements, or restoration being made, in which case, any amounts remaining in the cash collateral account shall be paid to Lender and applied as set forth above.

         5.9 LOCATION OF EQUIPMENT. Keep Parent and its Subsidiaries' Equipment (other than vehicles and Equipment out for repair and other Equipment on which Agent does not have a first priority security interest) only at the locations identified on SCHEDULE 4.5 and their chief executive offices only at the locations identified on SCHEDULE 4.7(b); PROVIDED, HOWEVER, that Administrative Borrower may amend SCHEDULE 4.5 or
                  SCHEDULE 4.7 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which such Equipment is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Borrower provides Agent a Collateral Access Agreement with respect thereto.

         5.10 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

         5.11 LEASES. Pay when due all rents and other amounts payable under any material leases to which Parent or any Subsidiary of Parent is a party or by which Parent's or any of its Subsidiaries' properties and assets are bound, unless such payments are the subject of a Permitted Protest.

         5.12 EXISTENCE. At all times preserve and keep in full force and effect Parent's and each of its Subsidiaries' valid existence and good standing and any rights and franchises material to their businesses.

         5.13 ENVIRONMENTAL. (a) Keep any property either owned or operated by Parent or any Subsidiary of Parent free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by Parent or any Subsidiary of Parent and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly, but in any event within 5 days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Parent or any Subsidiary of Parent, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Parent or any Subsidiary of Parent, and
                  (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

         5.14 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to the Lender Group contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the affect of amending or modifying this Agreement or any of the Schedules hereto.

         5.15 CONTROL AGREEMENTS. Take all reasonable steps in order for Agent to obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code with respect to (subject to the proviso contained in SECTION 6.12) all of its Securities Accounts, Deposit Accounts, electronic chattel paper, investment property, and letter of credit rights.

         5.16 FORMATION OF SUBSIDIARIES. If any Borrower or any Guarantor intends to form any direct or indirect Subsidiary or acquire any direct or indirect Subsidiary after the Closing Date, such Borrower or such Guarantor shall provide at least five (5) days prior written notice to Agent. At the time that any Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Closing Date, such Borrower or such Guarantor shall (a) cause such new Subsidiary to provide to Agent a joinder to the Guaranty and the Security Agreement, together with such other security documents (including Mortgages with respect to any Real Property of such new Subsidiary), as well as appropriate financing statements (and with respect to all property subject to a Mortgage, fixture filings), all in form and substance satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary) (it being understood and agreed that any such Borrower or Guarantor shall not be required to pledge the Stock of such new Subsidiary), and (b) provide to Agent all other documentation, including one or more opinions of counsel satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance or other documentation with respect to all property subject to a Mortgage). Any document, agreement, or instrument executed or issued pursuant to this SECTION 5.16 shall be a Loan Document. Notwithstanding the foregoing provisions of this SECTION 5.16, Agent shall not be obligated to consent to any such formation or acquisition of a Subsidiary unless such formation or acquisition is otherwise expressly permitted hereunder.

         5.17 MATERIAL DOCUMENTS. Promptly provide Agent with true and complete copies of any and all material documents delivered to any Person pursuant to, or in connection with, any Indenture Document, Management Agreement, Restructuring Document, or any other Material Contract.

         5.18 OBTAINING OF PERMITS, ETC. Obtain, maintain and preserve, and cause each of its Subsidiaries and each Managed Practice to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business.

         5.19 COMPLIANCE WITH MANAGEMENT AGREEMENTS. Comply, and cause each of its Subsidiaries and each Managed Practice to comply, in all material respects, with the terms of each Management Agreement to which it is a party.

         5.20     ACCREDITATION AND LICENSING.

         (a) Keep, and cause each of its Subsidiaries and each Managed Practice to keep, itself fully licensed with all licenses required to operate such Person's business under applicable law, maintain such Person's qualification to practice medicine in the manner contemplated under the applicable Management Agreement and for participation in, and payment under Medicaid, Medicare and any other Third Party Payor program providing for payment or reimbursement for services rendered by such Person; and promptly furnish or cause to be furnished to Agent copies of all reports and correspondence it or any of its Subsidiaries delivers to or receives from any Person relating to any loss or revocation (or threatened loss or revocation) of any qualification described in this Section or any material claim, audit or complaint received by Parent or its Subsidiaries or any Managed Practice (excluding malpractice claims, routine or random audits and routine license and certification surveys, unless such surveys include a recommendation that the Government Reimbursement Program certification or license of a facility should be terminated, revoked or suspended) by or on behalf of a Government Reimbursement Program or other Person relating to the delivery of medical services and payment therefor or billing procedures.

         (b) Beverly Radiology Medical Group III shall cause each Managed Practice to: (i) provide professional services to its patients in compliance with ethical standards, laws, rules and regulations applicable to the operations of such Managed Practice; (ii) assure that each physician employee of such Managed Practice has all required licenses, credentials, approvals and other certifications to perform his or her duties and services for such Managed Practice; and (iii) maintain all licenses required to operate such Managed Practices' business under applicable law.

6.       NEGATIVE COVENANTS.

         Parent and each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Parent and Borrowers will not and will not permit any of their respective Subsidiaries to do any of the following:

         6.1 INDEBTEDNESS. Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

         (a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,

         (b)      the Indenture Notes and the Indebtedness set forth on SCHEDULE
                  4.19,

         (c)      Permitted Purchase Money Indebtedness,

         (d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this SECTION 6.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrowers or materially impair Borrowers' creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended or add one or more Borrowers as liable with respect thereto if such additional Borrowers were not liable with respect to the original Indebtedness, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Borrower, (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and (v) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended,

         (e) Indebtedness issued in connection with any Permitted Acquisition so long as (i) the incurrence of such Indebtedness would not, on a pro forma basis, after giving effect to any such incurrence of Indebtedness, cause Parent and Borrowers to fail to be in compliance with SECTION 6.16 if such covenants were tested at such time, (ii) no Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the incurrence of such Indebtedness, and (iii) such Indebtedness (other than Indebtedness secured solely by Equipment at the time of such Permitted Acquisition) is subordinated to the Obligations hereunder on terms and conditions reasonably satisfactory to Agent,

         (f) endorsement of instruments or other payment items for deposit, and

         (g)      Indebtedness composing Permitted Investments.

         6.2 LIENS. Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under SECTION 6.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

         6.3      RESTRICTIONS ON FUNDAMENTAL CHANGES.

         (a) Except for Permitted Acquisitions, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, or purchase all or substantially all of the assets or Stock of any other Person, in any case, in one transaction or a series of transactions, or enter into any agreement in respect of or to undertake any of the foregoing,

         (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or

         (c) Suspend or go out of a substantial portion of its or their business.

         6.4 DISPOSAL OF ASSETS. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of Parent or any Subsidiary of Parent.

         6.5 CHANGE NAME. Change Parent's or any of its Subsidiaries' name, organizational identification number, state of organization, or organizational identity; PROVIDED, HOWEVER, that Parent or a Subsidiary of Parent may change its name upon at least 30 days prior written notice by Administrative Borrower to Agent of such change so long as, (a) at the time of such written notification, such Borrower or such Subsidiary provides any financing statements necessary to perfect and continue perfected the Agent's Liens and (b) immediately after such name change, Administrative Borrower provides Agent with evidence of such name change (including copies of any related public filings).

         6.6 NATURE OF BUSINESS. Make any change in the principal nature of their business.

         6.7 PREPAYMENTS AND AMENDMENTS. Except in connection with a refinancing permitted by SECTION 6.1(d),

         (a) optionally prepay, redeem, defease, purchase, or otherwise acquire (collectively, a "PREPAYMENT") any Indebtedness of Parent or any Subsidiary of Parent, other than (i) the Obligations in accordance with this Agreement, (ii) in accordance with the Restructuring Documents as in effect on the Closing Date without any modification or amendment thereof, and (iii) additional Prepayments in an amount not to exceed $750,000 (or $1,000,000 if the sum of Borrowers' Excess Availability plus Qualified Cash shall be equal to at least $5,000,000, both immediately prior to and immediately after giving effect to any such Prepayment) for any individual Prepayment or in any calendar year or $3,000,000 in the aggregate over the term of this Agreement so long as (A) no Default or Event of Default shall have occurred and be continuing and (B) the sum of Borrowers' Excess Availability plus Qualified Cash shall be equal to at least $4,000,000, in each case both immediately prior to and immediately after giving effect to any such Prepayment,

         (b) make any payment on account of any Subordinated Indebtedness, other than (i) to the extent permitted under clause (a)(iv) above with respect to the Indenture Notes, (ii) so long as no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (A) interest (but not including any default interest) due and payable on the Indenture Notes (as in effect on the Closing Date without any modification or amendment thereof) and (B) payments due and payable on the Tower Litigation Note (as in effect on the Closing Date without any modification or amendment thereof), and (iii) payments permitted to Norman Hames in respect of the Norman Hames Shareholder Note solely to the extent permitted under the Norman Hames Subordination Agreement,

         (c) directly or indirectly, amend, modify , alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under SECTION 6.1(B) or
                  (C) (other than amendments, modifications or changes to Indebtedness evidenced by, or any instrument or agreement constituting, an Indenture Document, which shall be governed by clause (d) below), or

         (d) agree to (i) any amendment or other change to or waiver of any of its rights under any Indenture Document that is adverse to the Agent and the Lenders or (ii) any material amendment or other material change to or material waiver of any of its rights under any Management Agreement, Restructuring Document or other Material Contract (including the GE Master Lease Agreement) that is adverse to the Agent and the Lenders.

         6.8      [INTENTIONALLY OMITTED].

         6.9 CONSIGNMENTS. Consign any of their Inventory or sell any of their Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

         6.10 DISTRIBUTIONS. Other than distributions or declaration and payment of dividends by a Borrower or a Subsidiary of a Borrower to a Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of any Borrower's Stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) Borrowers may make Distributions to Parent (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on the Indenture Notes to the extent permitted by SECTION 6.7(b) and to make Prepayments in respect of the Indenture Notes to the extent permitted under SECTION 6.7(a), and (b) Parent may make Distributions in the form of common Stock.

         6.11 ACCOUNTING METHODS. Modify or change their fiscal year or their method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Parent's or its Subsidiaries' accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding Borrowers' and their Subsidiaries' financial condition.

         6.12 INVESTMENTS. Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; PROVIDED, HOWEVER, that Administrative Borrower and its Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in Deposit Accounts or Securities Accounts in an aggregate amount in excess of $100,000 at any one time unless Administrative Borrower or its Subsidiary, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments in order to perfect (and further establish) the Agent's Liens in such Permitted Investments. Subject to the foregoing proviso, Borrowers shall not and shall not permit their Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account.

         6.13 TRANSACTIONS WITH AFFILIATES. Other than the transactions evidenced by promissory notes entered into as of the Closing Date and disclosed on SCHEDULE 6.13, directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower except for transactions that (a) are in the ordinary course of Borrowers' business, (b) are upon fair and reasonable terms, (c) if they involve one or more payments by any Borrower or any of its Subsidiaries in excess of $50,000, are fully disclosed to Agent, and (d) are no less favorable to Borrowers or their respective Subsidiaries, as applicable, than would be obtained in an arm's length transaction with a non-Affiliate.

         6.14 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loan for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender and
                  (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

         6.15 INVENTORY AND EQUIPMENT WITH BAILEES. Store the Inventory or Equipment of Borrowers or their Subsidiaries at any time now or hereafter with a bailee, warehouseman, or similar party.

         6.16     FINANCIAL COVENANTS.

         (a)      Fail to maintain or achieve:

         (i) MINIMUM EBITDA. EBITDA, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

      -------------------------------------------------------------------------

        Applicable Amount                           Applicable Period

      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                   ending July 31, 2004
      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                  ending August 31, 2004
      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                ending September 30, 2004
      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                 ending October 31, 2004
      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                 ending November 30, 2004
      -------------------------------------------------------------------------

         $26,000,000                             For the 12-month period
                                                 ending December 31, 2004
      -------------------------------------------------------------------------

         $26,500,000                             For the 12-month period
                                                 ending January 31, 2005
      -------------------------------------------------------------------------

         $26,500,000                             For the 12-month period
                                                 ending February 28, 2005
      -------------------------------------------------------------------------

         $27,000,000                             For the 12-month period
                                                  ending March 31, 2005
      -------------------------------------------------------------------------

         $27,500,000                             For the 12-month period
                                                  ending April 30, 2005
      -------------------------------------------------------------------------

         $28,000,000                             For the 12-month period
                                                   ending May 31, 2005
      -------------------------------------------------------------------------

         $28,500,000                             For the 12-month period
                                                   ending June 30, 2005
      -------------------------------------------------------------------------

         $29,000,000                             For the 12-month period
                                                   ending July 31, 2005
      -------------------------------------------------------------------------

         $29,500,000                             For the 12-month period
                                                  ending August 31, 2005
      -------------------------------------------------------------------------

         $30,000,000                             For the 12-month period
                                                ending September 30, 2005
      -------------------------------------------------------------------------

         $30,000,000                             For the 12-month period
                                                 ending October 31, 2005
      -------------------------------------------------------------------------

         $30,500,000                             For the 12-month period
                                                 ending November 30, 2005
      -------------------------------------------------------------------------

         $31,000,000                             For the 12-month period
                                                 ending December 31, 2005
      -------------------------------------------------------------------------

         $31,500,000                             For the 12-month period
                                                 ending January 31, 2006
      -------------------------------------------------------------------------

         $31,500,000                             For the 12-month period
                                                 ending February 28, 2006
      -------------------------------------------------------------------------

         $31,500,000                             For the 12-month period
                                                  ending March 31, 2006
      -------------------------------------------------------------------------

         $32,000,000                             For the 12-month period
                                                  ending April 30, 2006
      -------------------------------------------------------------------------

         $32,000,000                             For the 12-month period
                                                   ending May 31, 2006
      -------------------------------------------------------------------------

         $32,000,000                             For the 12-month period
                                                   ending June 30, 2006
      -------------------------------------------------------------------------

         $32,500,000                             For the 12-month period
                                                   ending July 31, 2006
      -------------------------------------------------------------------------

         $32,500,000                             For the 12-month period
                                                  ending August 31, 2006
      -------------------------------------------------------------------------

         $32,500,000                             For the 12-month period
                                                ending September 30, 2006
      -------------------------------------------------------------------------

         $33,300,000                             For the 12-month period
                                                 ending October 31, 2006
      -------------------------------------------------------------------------

         $33,300,000                             For the 12-month period
                                               ending each month thereafter
      -------------------------------------------------------------------------

         (ii) FIXED CHARGE COVERAGE RATIO. A Fixed Charge Coverage Ratio, measured on a month-end basis, of at least 1.0:1.0 for each 12-month period ending on the last day of each month (commencing with the month ending May 31, 2004) during the term of this Agreement.

         (b)      Permit:

         (i) MAXIMUM LEVERAGE RATIO. A Leverage Ratio, measured on a fiscal quarter-end basis, to be greater than the amount set forth in the following table measured as of the applicable date set forth opposite thereto:

         -----------------------------------------------------------------------

           Applicable Ratio                              Applicable Period
         -----------------------------------------------------------------------

               5.77:1.00                              For the 12-month period
                                                       ending July 31, 2004
         -----------------------------------------------------------------------

               5.59:1.00                              For the 12-month period
                                                      ending October 31, 2004
         -----------------------------------------------------------------------

               5.54:1.00                              For the 12-month period
                                                      ending January 31, 2005
         -----------------------------------------------------------------------

               4.50:1.00                              For the 12-month period
                                                       ending April 30, 2005
         -----------------------------------------------------------------------

               4.50:1.00                              For the 12-month period
                                                       ending July 31, 2005
         -----------------------------------------------------------------------

              4.30: 1.00                              For the 12-month period
                                                      ending October 31, 2005
         -----------------------------------------------------------------------

              4.30: 1.00                              For the 12-month period
                                                      ending January 31, 2006
         -----------------------------------------------------------------------

              4.30: 1.00                              For the 12-month period
                                                       ending April 30, 2006
         -----------------------------------------------------------------------

              4.30: 1.00                              For the 12-month period
                                                       ending July 31, 2006
         -----------------------------------------------------------------------

              4.00: 1.00                              For the 12-month period
                                                      ending October 31, 2006
         -----------------------------------------------------------------------

              4.00: 1.00                              For the 12-month period
                                                      ending January 31, 2007
         -----------------------------------------------------------------------

              4.00: 1.00                              For the 12-month period
                                                       ending April 30, 2007
         -----------------------------------------------------------------------

              4.00: 1.00                              For the 12-month period
                                                       ending July 31, 2007
         -----------------------------------------------------------------------

              3.80: 1.00                              For the 12-month period
                                                   ending each month thereafter
         -----------------------------------------------------------------------

         6.17 NON-MATERIAL SUBSIDIARIES. No Non-Material Subsidiary will incur any material liabilities, conduct any material operations or business or own or acquire any material assets or properties.

         6.18     DVI REVOLVER AGREEMENT.

         (a) None of Parent or its Subsidiaries will amend, modify, or supplement the DVI Revolver Agreement without the prior written consent of the Agent.

         6.19 None of Parent or its Subsidiaries will make any borrowings under the DVI Revolver Agreement after the Closing Date

         6.20 BEVERLY HILLS MRI. None of Parent or its Subsidiaries will generate any Accounts on account of the operation of the imaging facility known as Beverly Hills MRI.

7.       EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an event of default (each, an "EVENT OF DEFAULT") under this Agreement:

         7.1 If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of 3 Business Days, or (b) all or any portion of the principal of the Obligations);

         7.2      If Parent or any Subsidiary of Parent

         (a) fail to perform or observe any covenant or other agreement contained in any of SECTIONS 2.7, 5.2, 5.3, 5.4, 5.5, 5.8, 5.12, 5.14, 5.16, and 6.1 through 6.16 of this Agreement;

         (b) fail to perform or observe any covenant or other agreement contained in any of SECTIONS 5.6, 5.7, 5.9, 5.10, 5.11, and
                  5.15 of this Agreement and such failure continues for a period of 10 days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower or (ii) written notice thereof is given to Administrative Borrower by Agent; or

         (c) fail to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents; in each case, other than any such covenant or agreement that is the subject of another provision of this
                  SECTION 7 (in which event such other provision of this SECTION 7 shall govern), and such failure continues for a period of 20 days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower or
                  (ii) written notice thereof is given to Administrative Borrower by Agent;

         7.3 If any material portion of Parent's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by Parent or the applicable Subsidiary;

         7.4 If an Insolvency Proceeding is commenced by Parent or any Subsidiary of Parent;

         7.5 If an Insolvency Proceeding is commenced against Parent or any Subsidiary of Parent, and any of the following events occur:
                  (a) Parent or the applicable Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof; (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Parent or any Subsidiary of Parent, or (e) an order for relief shall have been issued or entered therein;

         7.6 If Parent or any Subsidiary of Parent is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         7.7 If one or more judgments or other claims involving an aggregate amount of $250,000, or more (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing) shall be entered or filed against Parent or any Subsidiary of Parent or with respect to any of their respective assets, and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by Parent or the applicable Subsidiary;

         7.8 If there is a default in one or more agreements to which Parent or any Subsidiary of Parent is a party with one or more third Persons relative to Indebtedness of Parent or any Subsidiary of Parent involving an aggregate amount of $250,000 or more, and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Parent's or the applicable Subsidiary's obligations thereunder;

         7.9 If any warranty, representation, statement, or Record made herein or in any other Loan Document or delivered to Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect as of the date of issuance or making or deemed making thereof;

         7.10 If the obligation of any Guarantor under the Guaranty is limited or terminated by operation of law or by such Guarantor or any such Guarantor becomes the subject of an Insolvency Proceeding;

         7.11 If the Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby, except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement;

         7.12 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Parent or any Subsidiary of Parent, or a proceeding shall be commenced by Parent or any Subsidiary of Parent, or by any Governmental Authority having jurisdiction over Parent or any Subsidiary of Parent, seeking to establish the invalidity or unenforceability thereof, or Parent or any Subsidiary of Parent shall deny that it has any liability or obligation purported to be created under any Loan Document;

         7.13     A Change of Control shall occur;

         7.14 The occurrence of (a) any cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting Parent or any of its Subsidiaries or any Managed Practice, or (b) the loss of any other Permit of Parent or any of its Subsidiaries or any Managed Practice from any Governmental Authority or Third Party Payor or termination of any contract of Parent or any of its Subsidiaries or any Managed Practice with any Governmental Authority or Third Party Payor, in either case, which could reasonably be expected to have a Material Adverse Change;

         7.15 The introduction of, or any change in, any law or regulation governing or affecting a physician practice, a physician practice management company or any practice or practice group managed thereby or a facility providing radiology technical services or any practice or practice group managed thereby, including any Healthcare Laws, which could reasonably be expected to have a Material Adverse Change;

         7.16 Any default or breach shall occur under any Management Agreement, any Restructuring Document or any other Material Contracts (including the GE Master Lease Agreement) and such default or breach, individually or when aggregated with all such defaults or breaches, could reasonably be expected to have a Material Adverse Change; or

         7.17 The revocation by any Borrower or any of their Subsidiaries of any Governmental Account Debtor Sweep Agreement.

8.       THE LENDER GROUP'S RIGHTS AND REMEDIES.

         8.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Borrowers:

         (a) Declare all or any portion of the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

         (b) Cease or restrict advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

         (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations; and

         (d) The Lender Group shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document.

The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in SECTION 7.4 or SECTION 7.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Loan Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrowers.

         8.2 REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

         8.3 COURT ORDER WITH RESPECT TO GOVERNMENTAL ACCOUNT DEBTOR. In addition to the other rights and remedies set forth in this
                  SECTION 8, each of Parent and its Subsidiaries hereby acknowledges and agrees that, upon the occurrence and continuance of an Event of Default, the Lender Group shall have the right to seek and obtain an immediate court order directing any Governmental Account Debtor to make all future payments on their Accounts directly to a Cash Management Account owned by Agent.

9.       TAXES AND EXPENSES.

         If any Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Borrower, may do any or all of the following:
(a) make payment of the same or any part thereof, (b) set up such reserves against the Borrowing Base or the Maximum Revolver Amount as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with SECTION 5.8 hereof, obtain and maintain insurance policies of the type described in SECTION 5.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

10.      WAIVERS; INDEMNIFICATION.

         10.1 DEMAND; PROTEST; ETC. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any such Borrower may in any way be liable.

         10.2 THE LENDER GROUP'S LIABILITY FOR BORROWER COLLATERAL. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for:
                  (i) the safekeeping of the Borrower Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and
                  (b) all risk of loss, damage, or destruction of the Borrower Collateral shall be borne by Borrowers.

         10.3 INDEMNIFICATION. Each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons, and each Participant (each, an "INDEMNIFIED PERSON") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, costs, fines, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts and consultants, and other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrowers' and their Subsidiaries' compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"). The foregoing to the contrary notwithstanding, Borrowers shall have no obligation to any Indemnified Person under this SECTION 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11.      NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by Borrowers or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Administrative Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrowers in care of Administrative Borrower or to Agent, as the case may be, at its address set forth below:

         If to Administrative Borrower:  BEVERLY RADIOLOGY MEDICAL GROUP III
                                         1510 Cotner Avenue
                                         Los Angeles, California 90025
                                         Attn:  Dr. Howard G. Berger
                                         Fax No.:  310-445-2980

         If to Agent:                    WELLS FARGO FOOTHILL, INC.
                                         2450 Colorado Avenue
                                         Suite 3000 West
                                         Santa Monica, California 90404
                                         Attn: Specialty Finance Manager
                                         Fax No.:  310-453-7442

         with copies to:                 MORRISON & FOERSTER LLP
                                         1290 Avenue of the Americas, 41st Floor
                                         New York, New York 10104-0050
                                         Attn:  Mark B. Joachim, Esq.
                                         Fax No.:  212-468-7900

         Agent and Borrowers may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this SECTION 11, other than notices by Agent in connection with enforcement rights against the Borrower Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Borrower Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

12.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

         (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PARENT, BORROWERS AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).

         (c) PARENT, BORROWERS AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PARENT, BORROWERS AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         13.1     ASSIGNMENTS AND PARTICIPATIONS.

         (a) Any Lender may assign and delegate to one or more assignees (each an "ASSIGNEE") that are Eligible Transferees all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $1,000,000; PROVIDED, HOWEVER, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until

                  (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance, and (iii) the assigning Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the payment of any fees shall not be required and the Assignee need not be an Eligible Transferee if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender.

         (b) From and after the date that Agent notifies the assigning Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to SECTION 10.3 hereof) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation between Borrowers and the Assignee; PROVIDED, HOWEVER, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under ARTICLE 16 and SECTION 16.7 of this Agreement.

         (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) Immediately upon Agent's receipt of the required processing fee payment and the fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender PRO TANTO.

         (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a "PARTICIPANT") participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or
                  (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections of Borrowers or their Subsidiaries, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

         (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may, subject to the provisions of SECTION 16.7, disclose all documents and information which it now or hereafter may have relating to Borrowers and their Subsidiaries and their respective businesses.

         (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR ss. 203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         13.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void AB INITIO. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to SECTION 13.1 hereof and, except as expressly required pursuant to SECTION 13.1 hereof, no consent or approval by any Borrower is required in connection with any such assignment.

14.      AMENDMENTS; WAIVERS.

         14.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements), and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Borrowers) and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; PROVIDED, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Administrative Borrower (on behalf of all Borrowers), do any of the following:

         (a)      increase or extend any Commitment of any Lender,

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

         (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

         (d) change the Pro Rata Share that is required to take any action hereunder,

         (e) amend or modify this Section or any provision of this Agreement providing for consent or other action by all Lenders,

         (f) other than as permitted by SECTION 15.12, release Agent's Lien in and to any of the Collateral,

         (g)      change the definition of "Required Lenders" or "Pro Rata
                  Share",

         (h)      contractually subordinate any of the Agent's Liens,

         (i) release any Borrower or any Guarantor from any obligation for the payment of money,

         (j) change the definition of Borrowing Base or the definitions of Eligible Accounts, Maximum Revolver Amount, Term Loan Amount, or change SECTION 2.1(c), or

         (k)      amend any of the provisions of SECTION 15.

and, PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, as applicable, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         14.2     REPLACEMENT OF HOLDOUT LENDER.

         (a) If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("HOLDOUT LENDER") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "REPLACEMENT LENDER"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

         (b) Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of SECTION 13.1. Until such time as the Replacement Lenders shall have acquired all of rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

         14.3 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

15.      AGENT; THE LENDER GROUP.

         15.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints WFF as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this SECTION 15. The provisions of this SECTION 16 (other than the proviso to SECTION 15.11(a)) are solely for the benefit of Agent, and the Lenders, and Borrowers and their Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that WFF is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Borrowers and their Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Borrowers and their Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Borrowers and their Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers, the Obligations, the Collateral, the Collections of Borrowers and their Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

         15.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         15.3     LIABILITY OF AGENT. None of the Agent Related Persons shall
                  (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrowers or the books or records or properties of any of Borrowers' Subsidiaries or Affiliates.

         15.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         15.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to SECTION 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with SECTION 8; PROVIDED, HOWEVER, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         15.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrowers and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers and any other Person party to a Loan Document that may come into the possession of any of the Agent Related Persons.

         15.7 COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Borrowers and their Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from the Collections of Borrowers and their Subsidiaries received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Agent Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's Pro Rata Share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein or therein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         15.8 AGENT IN INDIVIDUAL CAPACITY. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrowers and their Subsidiaries and Affiliates and any other Person party to any Loan Documents as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, WFF or its Affiliates may receive information regarding Borrowers or their Affiliates and any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include WFF in its individual capacity.

         15.9 SUCCESSOR AGENT. Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

         15.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or their Affiliates and any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. With respect to the Swing Loans and Protective Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of Agent.

         15.11    WITHHOLDING TAXES.

         (a) All payments made by any Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and in the event any deduction or withholding of Taxes is required, each Borrower shall comply with the penultimate sentence of this
                  SECTION 15.11(a). "TAXES" shall mean, any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein measured by or based on the net income or net profits of Lender) and all interest, penalties or similar liabilities with respect thereto. If any Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this SECTION 15.11(a) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Each Borrower will furnish to Lender as promptly as possible after the date the payment of any Tax is due pursuant to applicable law certified copies of tax receipts evidencing such payment by any Borrower.

         (b) If a Lender claims an exemption from United States withholding tax, Lender agrees with and in favor of Agent and any Borrower, to deliver to Agent:

         (i) if such Lender claims an exemption from United States withholding tax pursuant to its portfolio interest exception,
                  (A) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of any Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to any Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or any Borrower;

         (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed and executed IRS Form W-8BEN before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or any Borrower;

         (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or any Borrower; or

         (iv) such other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or any Borrower.

Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (c) If a Lender claims an exemption from withholding tax in a jurisdiction other than the United States, Lender agrees with and in favor of Agent and Borrowers, to deliver to Agent any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower.

Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (d) If any Lender claims exemption from, or reduction of, withholding tax and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender, such Lender agrees to notify Agent and Administrative Borrower of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender. To the extent of such percentage amount, Agent and Borrowers will treat such Lender's documentation provided pursuant to SECTIONS 15.11(b) or 15.11(c) as no longer valid. With respect to such percentage amount, Lender may provide new documentation, pursuant to SECTIONS 15.11(b) or 15.11(c), if applicable.

         (e) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (b) or
                  (c) of this SECTION 15.11 are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (f) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender due to a failure on the part of the Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this SECTION 15.11, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

         15.12    COLLATERAL MATTERS.

         (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under SECTION 6.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Borrower or its Subsidiaries owned any interest at the time the Agent's Lien was granted nor at any time thereafter, or (iv) constituting property leased to a Borrower or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this SECTION 15.12; PROVIDED, HOWEVER, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and
                  (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

         (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrowers or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

         15.13    RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

         (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrowers or any deposit accounts of Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

         (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or
                  (ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         15.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected only by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent's instructions.

         15.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.

         15.16 CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         15.17 FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By becoming a party to this Agreement, each Lender:

         (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "REPORT" and collectively, "REPORTS") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

         (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

         (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrowers and will rely significantly upon the books and records of Borrowers and their Subsidiaries, as well as on representations of Borrowers' personnel,

         (d) agrees to keep all Reports and other material, non-public information regarding Borrowers and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with
                  SECTION 16.7, and

         (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrowers to Agent that has not been contemporaneously provided by Borrowers to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrowers, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         15.18 SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in SECTION 16.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

         15.19 BANK PRODUCT PROVIDERS. Each Bank Product Provider shall be deemed a party hereto for purposes of any reference in a Loan Document to the parties for whom Agent is acting; it being understood and agreed that the rights and benefits of such Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider's right to share in payments and collections out of the Collateral as more fully set forth herein. In connection with any such distribution of payments and collections, Agent shall be entitled to assume no amounts are due to any Bank Product Provider unless such Bank Product Provider has notified Agent in writing of the amount of any such liability owed to it prior to such distribution.

16.      GENERAL PROVISIONS.

         16.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers, Agent, and each Lender whose signature is provided for on the signature pages hereof.

         16.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         16.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         16.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         16.5 COUNTERPARTS; ELECTRONIC EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

         16.6 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if the Lender Group is required to repay or restore, in whole or in part, any such

                  Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrowers or Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         16.7 CONFIDENTIALITY. Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Parent and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (a) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group,
                  (b) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this
                  SECTION 16.7, (c) as may be required by statute, decision, or judicial or administrative order, rule, or regulation, (d) as may be agreed to in advance by Administrative Borrower or its Subsidiaries or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, (e) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders), (f) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participations, or pledge or prospective pledge of any Lender's interest under this Agreement, provided that any such assignee, prospective assignee, purchaser, prospective purchaser, participant, prospective participant, pledgee, or prospective pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, and (g) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents. The provisions of this SECTION 16.7 shall survive for 2 years after the payment in full of the Obligations.

         16.8 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         16.9 BEVERLY RADIOLOGY MEDICAL GROUP III AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints Beverly Radiology Medical Group III as the borrowing agent and attorney-in-fact for all Borrowers (the "ADMINISTRATIVE BORROWER") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group's relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this SECTION 17.9 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

                           [Signature page to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                PRIMEDEX HEALTH SYSTEMS, INC.,
                                a New York corporation, as Parent

                                By:          ___________________________
                                Name:        ___________________________
                                Title:       ___________________________


                                RADNET MANAGEMENT, INC.,
                                a California corporation, as a Borrower

                                By:          ___________________________
                                Name:        ___________________________
                                Title:       ___________________________


                                BEVERLY RADIOLOGY MEDICAL GROUP III,
                                a California general partnership, as a Borrower

                                By: Beverly Radiology Medical Group, Inc., its general partner,
                                     By:     ___________________________
                                     Name:   ___________________________
                                     Title:  ___________________________


                                By: Pronet Imaging Medical Group, Inc., its
                                general partner,
                                     By:     ___________________________
                                     Name:   ___________________________
                                     Title:  ___________________________


                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation, as Agent and as a Lender

                                By:          ___________________________
                                Name:        ___________________________
                                Title:       ___________________________



                      [SIGNATURE PAGE OF CREDIT AGREEMENT]